UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 17, 2016

(Date of earliest event reported)

OCI Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36098	90-0936556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mailing Address: P.O. Box 1647 Nederland, Texas 77627	Physical Address: 5470 N. Twin City Highway Nederland, Texas 77627
(Address of principal executive offices and zip code)

(409) 723-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 5 to Revolving Credit Agreement

The description of the RCA Amendment No. 5 (as defined below) provided under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the RCA Amendment No. 5 is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 6 to Term Loan Credit Agreement

The description of the TLCA Amendment No. 6 (as defined below) provided under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the TLCA Amendment No. 6 is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment No. 5 to Revolving Credit Agreement

On March 17, 2016, OCI Beaumont LLC (“OCIB”) and OCI Partners LP (the “Partnership”) entered into Amendment No. 5 (the “RCA Amendment No. 5”) to the Revolving Credit Agreement dated as of April 4, 2014 (as previously amended by that certain Amendment No. 1 dated as of June 13, 2014, that certain Amendment No. 2 dated as of March 12, 2015, that certain Amendment No. 3 and Waiver dated as of October 16, 2015, that certain Amendment No. 4 dated as of March 11, 2016 and as so amended by RCA Amendment No. 5, the “Revolving Credit Facility”) with Bank of America, N.A., as administrative agent, and the other lenders party thereto. RCA Amendment No. 5 (i) increased the maximum consolidated senior secured net leverage ratio from 1.75 to 4.25 for the quarter ending June 30, 2016, (ii) increased the maximum consolidated senior secured net leverage ratio from 1.75 to 4.75 for the quarter ending September 30, 2016, (iii) increased the maximum consolidated senior secured net leverage ratio from 1.75 to 5.00 for the quarter ending December 31, 2016, (iv) decreased the minimum consolidated interest coverage ratio from 5.00 to 3.00 for the quarter ending June 30, 2016 and to 2.50 for the quarters ending September 30, 2016 and December 31, 2016, (v) extended the maturity of the Revolving Credit Facility until March 31, 2017, (vi) increased the applicable margin by 0.75%, (vii) introduced specified liquidity targets to meet on a quarterly basis for each of the three quarters ending June 30, 2016, September 30, 2016 and December 31, 2016, (viii) imposed the requirement that OCIB repay in full all outstanding revolving loans under the Revolving Credit Facility on the last business day of each fiscal quarter, commencing September 30, 2016, provided that with respect to the repayment occurring on September 30, 2016, OCIB shall only be required to prepay an amount such that no more than $20,000,000 in aggregate principal amount of the revolving loans remain outstanding on such date after giving effect to such prepayment and (ix) increased the applicable commitment fee to 1.40% per annum.

The foregoing description of the RCA Amendment No. 5 is not complete and is qualified in its entirety by reference to the full text of the RCA Amendment No. 5, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

Amendment No. 6 to Term Loan Credit Agreement

On March 17, 2016, OCIB, the Partnership and OCI USA Inc. (“OCI USA”) entered into Amendment No. 6 (the “TLCA Amendment No. 6”) to the Term Loan Credit Agreement dated as of August 20, 2013 (as previously supplemented by that certain Credit Agreement Joinder, dated as of October 18, 2013, as previously amended by that certain Amendment No. 1 dated as of November 27, 2013, that certain Amendment No. 2 and Waiver dated as of April 4, 2014, that certain Amendment No. 3 dated as of June 13, 2014, that certain Amendment No. 4 dated as of March 12, 2015, that certain Incremental Term Loan Commitment Agreement dated as of July 2, 2015, that certain Amendment No. 5 and Waiver dated as of October 16, 2015 and as so amended by TLCA Amendment No. 6, the “Term Loan B Credit Facility”) with Bank of America, N.A., as administrative agent, and the other lenders party thereto. The TLCA Amendment No. 6 (i) increased the maximum consolidated senior secured net leverage ratio from 1.75 to 4.25 for the quarter ending June 30, 2016, (ii) increased the maximum consolidated senior secured net leverage ratio from 1.75 to 4.75 for the quarter ending September 30, 2016, (iii) increased the maximum consolidated senior secured net leverage ratio from 1.75 to 5.00 for the quarters ending December 31, 2016 and March 31, 2017, (iv) decreased the minimum consolidated interest coverage ratio from 5.00 to 3.00 for the quarter ending June 30, 2016 and to 2.50 for the quarters ending September 30, 2016, December 31, 2016 and March 31, 2017 and (v) increased the interest rate margin on the outstanding term loans under the Term Loan B Credit Facility such that OCIB may select an interest rate of (a) 6.75% above LIBOR for the Term B-3 Tranche of LIBOR Rate Term Loans (as defined in the Term Loan B Credit Facility) or (b) 5.75% above the Base Rate for the Term B-3 Tranche of Base Rate Term Loans (as each such term is defined in the Term Loan B Credit Facility).

The foregoing description of the TLCA Amendment No. 6 is not complete and is qualified in its entirety by reference to the full text of the TLCA Amendment No. 6, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 5, dated as of March 17, 2016, among OCI Beaumont LLC, OCI Partners LP, Bank of America, N.A., as administrative agent, and the other lenders party thereto, to the Revolving Credit Agreement dated as of April 4, 2014

10.2	Amendment No. 6, dated as of March 17, 2016, among OCI Beaumont LLC, OCI USA Inc., OCI Partners LP, Bank of America, N.A., as administrative agent, and the other lenders party thereto, to the Term Loan Credit Agreement dated as of August 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCI Partners LP

By: OCI GP LLC, its general partner

Dated: March 22, 2016	By:	/s/ Frank Bakker
Frank Bakker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 5, dated as of March 17, 2016, among OCI Beaumont LLC, OCI Partners LP, Bank of America, N.A., as administrative agent, and the other lenders party thereto, to the Revolving Credit Agreement dated as of April 4, 2014

10.2	Amendment No. 6, dated as of March 17, 2016, among OCI Beaumont LLC, OCI USA Inc., OCI Partners LP, Bank of America, N.A., as administrative agent, and the other lenders party thereto, to the Term Loan Credit Agreement dated as of August 20, 2013